Exhibit 99.1

An Overview of Omni Bio Pharmaceutical, Inc.

A Company Focused on Creating Breakthrough Therapies

Bruce Schneider, Ph.D.
September, 2013

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. The forward-looking statements in this presentation are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risks described from time to time in our reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at www.sec.gov. We refer you to the “Forward-Looking Statements” and “Risk Factors” sections of these filings.

Quick Overview of Omni

- Public company since 2009 (symbol OMBP.OB)
- Initially focused on promoting & licensing new uses of plasma-derived alpha-1 antitrypsin (p-AAT)
- Now developing "Enbrel-like" recombinant Fc fusion proteins (Fc-AATs)
  - Multiple disease targets identified along with a potential fast-to-market option
  - Highly competitive profiles
  - Several patent applications filed, US and ex-US
- Operating under new management since 1/1/2013
- $10 million needed for development over next 2 years

OmniBio

Our Team

- **CEO – Bruce Schneider, PhD**
  - Over 35 years experience in drug development
  - Most recently EVP & Chief of Research Operations at Wyeth/Pfizer
- **CSO – Charles Dinarello, MD**
  - World recognized "father" of cytokine biology
  - Current affiliations with Univ of Colorado and Radboud Univ (Netherlands)
- **CFO – Robert Ogden, CPA**
  - Over 20 years experience with micro caps
- **Product & Bus Dev Lead – Bruce Forrest, MD, MBA**
  - Over 25 years experience in immunology, drug development & deal-making
  - President, B D Forrest & Company, Inc.
- **Extensive network of collaborators and consultants**

OmniBio

What's Plasma-derived AAT (p-AAT)?

- **Naturally occurring protease inhibitor with anti-inflammatory and tissue protective effects**
- **Extracted and purified from whole human blood**
- **Currently approved to treat AAT-deficient patients**
  - Emphysema, COPD
- **Product characteristics**
  - 25 year safety record
  - IV infusions required once per week
  - Limited supply, high cost (~$100,000/patient-year)
  - Total market size >$600M
- **Multiple new uses discovered over past 10 years**

OmniBio

The New Opportunity: Recombinant Fc-AAT

- **Key attributes of Omni's lead molecule:**
  - 40-50x more potent than p-AAT in various animal models
  - Improved stability and longer duration of effect
  - Manufacturing – simpler, lower cost, no risk of viral contamination
  - Safety & efficacy risk mitigated by p-AAT experience
  - *Key value driver: potential for subcutaneous self-administration*


Recombinant AAT
Human IgG1-Fc

- **Ready for scale-up manufacturing and formulation development**

OmniBio

Fc-AAT Value Creation Strategies

- **Fast-to-Market option**
  - Position as a "bio-similar/bio-better" product to replace p-AAT for existing emphysema indication
  - May only require early phase 1 work followed by a single phase 2/3 study demonstrating equivalence to existing product and lack of immunogenicity
  - Pre-IND meeting to confirm regulatory steps planned by year-end
- **Proof-of-Principle options guided by p-AAT data in disease areas with:**
  - High unmet need (e.g., diabetes, GvHD, chronic gout)
  - Clinical endpoints easy to measure
  - Drug effects able to be seen quickly and inexpensively in an early phase 2 study

OmniBio

Fc-AAT Market Opportunities Highly Attractive

Fast-to-Market Option

Disease	Market Size (US/EU)
AAT Replacement Therapy	~$500M

Potential First New Indications

Disease	Market Size (US/EU)
Type 1 Diabetes (Early Onset)	>$1B
Graft vs Host Disease	~$500M
Gout (Treatment Refractory)	>$1B

Options For Life Cycle Management

Disease	Market Size (US/EU)
Rheumatoid Arthritis	>$1B
Inflammatory Bowel Disease (Crohn's Disease, Ulcerative Colitis)	>$1B
Chronic Obstructive Pulmonary Disease	>$1B
Cardiac Remodeling	>$1B

OmniBio

Detailed Development Plan Created*


2011
2012
2013
2014
2015
2016
2017
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Fc-AAT Early Development Plan (Overview)
Selection of Candidate Molecule
Pre-Clinical Animal Model POC
Pilot Toxicology
Cell Line Selection & Establish MCB
Process Dev.
Early Analytical Assay Dev.
Early Formulation Dev.
GMP Drug Product
QC Release
IND-Enabling GLP Toxicology
FDA Pre-IND Meeting
Stability Program
IND Submission
FIH Dosing
Data Analysis/CSR
Initiate Next Phase Dosing
Data Analysis/CSR
Establish Proof of Principle

*Specific timing subject to funding availability

OmniBio

Investment to Reach Value-Enhancing Decision Points

- **$1.5M per year needed for ongoing operating expenses**
- **$5-6M needed to complete preclinical development** (now)
  - Process/formulation/analytical development
  - Ancillary pharmacology & pilot toxicology studies
  - GMP clinical trial material (drug product)
  - IND enabling animal toxicology
  - IND submission
- **Plus $1-2M to enable first human trials** (2H 2014)
  - Phase 1 clinical trial
  - Initial PK/PD/biomarker data
- **Plus $2-4M to enable first disease state trial** (1H 2015)
  - Phase 2/3 equivalence trial vs plasma AAT or phase 2a clinical trial in patients to establish "Proof of Principle" for first new indication

OmniBio

Potential Fc-AAT Strategic Opportunities

- **Proceed with self-funded development through first patient studies then license to established pharma player**
  - 3-4 year outlook
  - Potential 5-10x value play; greatest funding requirement
- **Partner with established pharma player to fund or co-fund next development steps**
  - Realizable in 2013
  - Minimizes funding requirement; lowers value play
- **License product to established pharma before or after phase 1 trials**
  - 1-3 year outlook with variable success-based value outcomes

Other Omni Assets

- **Method-of-use patents for new p-AAT indications***
  - Diabetes mellitus
  - Graft vs. host disease (GvHD) and non-organ transplantation rejection
  - Radioprotection
  - Certain bacterial and viral infections
  - Post infarction myocardial remodeling
- **Secondary strategy to sub-license patents to one or more p-AAT manufacturers**
  - Exclusive or non-exclusive licensing arrangements
  - Up-front, milestone and royalty payments
  - Clinical data-dependent…likely to take several years for trials to complete in diabetes and GvHD

*Licensed method-of-use patents issued or pending in the US for all indications; additional applications pending in Europe/Canada for GvHD and bacterial infections, and globally for radioprotection

OmniBio

p-AAT Licensing Being Supported by New Clinical Trials

- **Type 1 Diabetes**
  - Three pilot studies completed (Immune Tolerance Network, Kamada, Omni)
  - All show loss of pancreatic beta cell function (essential for insulin production) slowed/halted in certain patients
- **Graft vs Host Disease (GvHD)**
  - Affects ~50% of all bone marrow transplant patients
  - Most patients non-responsive to steroids die within one year
  - Omni is supporting two multicenter trials
    - University of Michigan (initiated)
    - Fred Hutchison Cancer Research Center (initiating)

Near-term Value Drivers for Omni

- **Within next 12-18 months**
  - Fc-AAT patent issuance
  - FDA endorsement of Fc-AAT plan and orphan drug status
  - Successful GMP manufacturing scale-up/stable RT formulation campaign
  - Successful tox data package enabling IND/first clinical study of Fc-AAT
  - Positive data on p-AAT in first GvHD pilot studies
    - Enables expedited trials of Fc-AAT in area of high unmet need (orphan drug status, expedited review)
    - Motivates secondary sub-licensing deal with plasma drug manufacturers
- **Next 2-3 years**
  - First trials of Fc-AAT in patients as replacement therapy or as proof of concept in new disease area

OmniBio

Corporate Information

Stock symbol	OMBP.OB
Closing stock price (9/4/13)	$0.20
52-week range	$0.17-0.60
Shares outstanding	38.2 million
Fully diluted shares	68.0 million
Market capitalization (9/4/13)	$7.6 million
Fiscal year-end	March 31
Cash on hand (9/4/13)	$1.0 million

OmniBio

Omni Summary

- **Our centerpiece recombinant Fc-AAT program has very broad, high value potential**
- **Fc-AAT development plan**
  - Includes a valuable fast-to-market option
  - Is supported by a new management team and advisors with deep experience
  - Targets several value inflection points within next 2 years
- **Pathway to highly valuable patient trials and potential exit points**
  - Well-defined with lower than average risk
  - Expected to require ~$10M over next two years

OmniBio

Appendix

Representative Data Slides

Fc-AAT Highlights – Inflammation (1)

Fc-AAT produces dose-dependent reductions in joint inflammation in gout arthritis model



Joint swelling (0-3)
2.0
1.5
1.0
0.5
0.0
p<0.001
IvIG 50ug
AAT-Fc 50ug
AAT-Fc 25ug
AAT-Fc 12.5ug
IL-1β (pg/mL)
120
100
80
60
40
20
0
p<0.001
IvIG 50ug
AAT-Fc 50ug
AAT-Fc 25ug
AAT-Fc 12.5ug

4 hours after chemical-induced inflammation

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Fc-AAT Highlights – Inflammation (2)

Fc-AAT highly effective in clearing granular infiltrates that cause inflammation in gout model

IvIg 50ug



AAT-Fc 50ug



4 hours after chemical-induced inflammation

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Fc-AAT Highlights – Inflammation (3)

Fc-AAT 50 mcg at least as effective as p-AAT 2 mg <u>and</u> competitive with high-dose IL1-Ra (anakinra) in gout model



Joint swelling (0-3)
1.5
1.0
0.5
0.0
p<0.001
p<0.001
IvIG 50ug
pd-AAT 2mg
pd-AAT 50ug
AAT-Fc 50ug
Joint swelling (0-3)
2.0
1.5
1.0
0.5
0.0
p<0.001
p<0.001
BSA 10mg
AAT-Fc 50ug
IL-1Ra 10mg

4 hours after chemical-induced inflammation

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Data Highlights – Type 1 Diabetes

p-AAT treatment preserves islet cell function (essential for insulin production)



Percent euglycemic
100
80
60
40
20
0
0
50
100
150
200
250
300
Days after initial therapy
Insulin+AAT
Insulin Control

Glucose normalized with AAT for up to 1 year in NOD mice



Insulin
Glucagon
Control
p-AAT Treated
A
B
C
D

Islet histology of spontaneous diabetic NOD mice at recent onset of disease and treatment with AAT (100 days after onset).

Koulmanda et al (2008) PNAS 105: 16242-16247

OmniBio

Type 1 Diabetes - Pilot Study of p-AAT

8-week dosing in patients suggests stabilization of C-peptide levels



C-peptide Mean 2-hour AUC (pmol/mL)
2.0
1.5
1.0
0.5
0.0
0
100
200
300
400
Study Day
Pediatric
Adult
Mean change from baseline:
• Adult: +0.013 (p=0.852)
• Pediatric: -0.191 (p=0.148)

NIH's Immune Tolerance Network RETAIN study, EASD presentation, Berlin, Oct 2012

OmniBio

Data Highlights – Graft vs Host Disease

p-AAT reduces mortality from GvHD in mouse transplant model


100
80
60
40
20
0
Survival (%)
0 10 20 30 40 50 60 70
Days after BMT
Matched Transplant (n=8)
Mis-matched Transplant (n=9)
Mis-matched Transplant
+ p-AAT (n=9)

Tawara I et al. PNAS 2012;109:564-569

OmniBio

Data Highlights – Cardiac Re-Modeling

p-AAT reduces acute myocardial infarct size in mouse model


Albumin
AAT
Infarct
Infarct
N=6 per group
* P<0.05 vs sham
** P<0.05 vs Albumin

Toldo et al. (2011) J Mol Cell Cardiol 51(2): 244-51

OmniBio